MET INVESTORS SERIES TRUST

METROPOLITAN SERIES FUND

SUPPLEMENT DATED DECEMBER 17, 2014

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 28, 2014, AS AMENDED

In the section entitled “Management of the Trusts—Compensation of the Trustees,” the table entitled “Compensation Paid to the Trustees of the Trusts” and the corresponding footnotes are deleted in their entirety and replaced with the following:

Compensation Paid to the Trustees of the Trusts

Name of Person, Position	Aggregate Compensation from MIST Trust(1)	Aggregate Compensation from MSF Trust(1)	Pension or Retirement Benefits Accrued as Part of the Trusts’ Expenses	Total Compensation From Fund Complex* Paid to Trustees
Interested Trustee
Elizabeth M. Forget, President and Trustee	None	None	None	None

Independent Trustees
Stephen M. Alderman, Trustee	$184,991	$111,259	None	$296,250
Jack R. Borsting, Trustee(2)	$236,250	None	None	$236,250
Robert J. Boulware, Trustee	$189,621	$114,129	None	$303,750
Daniel A. Doyle, Trustee(2)	$ 43,258	$25,492	None	$68,750
Susan C. Gause, Trustee	$231,913	$139,337	None	$371,250
Nancy Hawthorne, Trustee	$214,722	$129,028	None	$343,750
Barbara A. Nugent(3)	None	None	None	None
Keith M. Schappert, Trustee	$185,710	$111,790	None	$297,500
Linda B. Strumpf, Trustee	$188,070	$113,180	None	$301,250
Dawn M. Vroegop, Trustee	$242,700	$146,050	None	$388,750

*	The Fund Complex includes the MIST Trust (49 portfolios as of December 31, 2013) and the MSF Trust (30 portfolios as of December 31, 2013).
(1)

Certain Trustees have elected to defer all or part of their total compensation for the year ended December 31, 2013 under the MIST Trust’s and/or MSF Trust’s Deferred Fee Agreement. Amounts deferred under the MIST Trust’s Deferred Fee Agreement for the year ended December 31, 2013 by Mr. Alderman, Mr. Borsting, Mr. Boulware, Mr. Doyle, Ms. Gause, Ms. Hawthorne, Mr. Schappert, Ms. Strumpf, and Ms. Vroegop were $55,497, $59,063, $146,008, $43,258, $231,913, $32,208, $46,428, $75,228 and $48,540, respectively. Amounts deferred under the MSF Trust’s Deferred Fee Agreement for the year ended December 31, 2013 by Mr. Alderman, Mr. Boulware, Mr. Doyle, Ms. Gause, Ms. Hawthorne, Mr. Schappert, Ms. Strumpf and Ms. Vroegop were $33,378, $87,880, $25,492, $139,337, $19,354, $27,947, $45,272 and $29,210, respectively.

(2)	Mr. Borsting retired from the Board of the MIST Trust on December 31, 2013. Mr. Doyle retired from the Boards of the MIST and MSF Trusts on March 31, 2013.
(3)	Ms. Nugent did not serve as a Trustee during the fiscal year ended December 31, 2013.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE

REFERENCE